Summary of Significant Accounting Policies (Details Narrative) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Software license		$ 100,000
Depreciation		In 2011 the Company paid $100,000 to a third party for a software license which has been categorized as software within property and equipment. The license will be depreciated over its expected useful life on the straight-line method over five (5) years. The license was placed into service in August 2012.
Customers - concentrations of credit risk	For the years ended December 31, 2012, and 2011, there were no customers that accounted for more than 10% of total revenue.	For the years ended December 31, 2012, and 2011, there were no customers that accounted for more than 10% of total revenue.
Computing Equipment [Member]
Estimated useful lives	3 years
Software [Member]
Estimated useful lives	5 years